COLUMBUS MCKINNON CORPORATION THRIFT 401(K) PLAN
                  AMENDMENT NO. 9 OF THE 1998 PLAN RESTATEMENT


        Columbus McKinnon Corporation (the "Corporation") hereby amends the Columbus McKinnon Corporation Thrift 401(K) Plan (the "Plan"), as amended and restated in its entirety effective January 1, 1998, and as further amended by Amendment Nos. 1through 8, as permitted under Section 14.1 of the Plan, as follows:

1. Schedule D, entitled "Special Rules for Divested Employees" , is amended effective February 1, 2004, by adding new Sections SD.3 to read as follows:

"SD.3   SALE OF POSITECH DIVISION

        (A)     TRANSFER  OF  ACCOUNT  BALANCES  TO  NEW  PLAN.  NOTWITHSTANDING
SECTION  8.1  NOR ANY  OTHER  SECTION  OF THE  PLAN,  ALL  ACCOUNT  BALANCES  OF
PARTICIPANTS ("POSITECH TRANSFERRED EMPLOYEES") IN THE PLAN WHO CEASE TO BE EMPLOYEES IN CONNECTION WITH THE SALE BY THE CORPORATION OF ITS POSITECH DIVISION TO AMERICAN HANDLING SYSTEMS, INC. OR ANOTHER UNRELATED ENTITY ("BUYER") SHALL BE TRANSFERRED FROM THE PLAN TO A NEW 401(K) PLAN (THE "NEW PLAN") ESTABLISHED BY THE BUYER BY MEANS OF A TRUSTEE-TO-TRUSTEE TRANSFER.

        (B) TIME OF TRANSFER. THE TRANSFER OF ACCOUNT BALANCES PURSUANT TO THIS SECTION SD.3 SHALL OCCUR ON THE DATE OF THE CLOSING OF THE SALE OF ASSETS TO THE BUYER OR SUCH LATER DATE AS SHALL BE DETERMINED BY THE CORPORATION BUT, IN ALL EVENTS, AS SOON AS PRACTICABLE AFTER THE CLOSING.

        (C) VESTING. TO THE EXTENT THAT A POSITECH TRANSFERRED EMPLOYEE IS NOT FULLY VESTED IN HIS ACCOUNT BALANCE AT THE TIME OF TRANSFER TO THE NEW PLAN, HIS VESTING STATUS SHALL BE DETERMINED UNDER THE PROVISIONS OF THE NEW PLAN.

        (D) FORM OF TRANSFERRED ASSETS. ANY PORTION OF A POSITECH TRANSFERRED EMPLOYEE'S ACCOUNT BALANCE COMPRISED OF LOAN(S) TO THE POSITECH TRANSFERRED EMPLOYEE SHALL BE TRANSFERRED TO THE NEW PLAN IN-KIND. THE REMAINDER OF THE POSITECH TRANSFERRED EMPLOYEE'S ACCOUNT BALANCE SHALL BE TRANSFERRED IN CASH AND/OR IN-KIND AS REQUESTED BY THE ADMINISTRATOR OF THE NEW PLAN BUT SUBJECT TO ANY RESTRICTIONS ON TRANSFERS IN-KIND IMPOSED ON THE PLAN WITH RESPECT TO A GIVEN INVESTMENT."

2. Schedule D, entitled "Special Rules for Divested Employees" , is amended effective February 26, 2004, by adding new Sections SD.4 to read as follows:

"SD.1   SALE OF LISTER CHAIN & FORGE DIVISION

        (A)     TRANSFER  OF  ACCOUNT  BALANCES  TO  NEW  PLAN.  NOTWITHSTANDING
SECTION 8.1 NOR ANY OTHER SECTION OF THE PLAN, ALL ACCOUNT BALANCES OF PARTICIPANTS ("LISTER TRANSFERRED EMPLOYEES") IN THE PLAN WHO CEASE TO BE EMPLOYEES IN CONNECTION WITH THE SALE BY THE CORPORATION OF ITS LISTER CHAIN & FORGE DIVISION TO AN UNRELATED ENTITY ("BUYER") SHALL BE TRANSFERRED FROM THE PLAN TO A NEW 401(K) PLAN (THE "NEW PLAN") ESTABLISHED BY THE BUYER BY MEANS OF A TRUSTEE-TO-TRUSTEE TRANSFER.

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                                Columbus McKinnon Corporation Thrift 401(k) Plan
                          Page 2 of Amendment No. 9 of the 1998 Plan Restatement


        (B) TIME OF TRANSFER. THE TRANSFER OF ACCOUNT BALANCES PURSUANT TO THIS SECTION SD.4 SHALL OCCUR ON THE DATE OF THE CLOSING OF THE SALE OF ASSETS TO THE BUYER OR SUCH LATER DATE AS SHALL BE DETERMINED BY THE CORPORATION BUT, IN ALL EVENTS, AS SOON AS PRACTICABLE AFTER THE CLOSING.

        (C) VESTING. TO THE EXTENT THAT A LISTER TRANSFERRED EMPLOYEE IS NOT FULLY VESTED IN HIS ACCOUNT BALANCE AT THE TIME OF TRANSFER TO THE NEW PLAN, HIS VESTING STATUS SHALL BE DETERMINED UNDER THE PROVISIONS OF THE NEW PLAN.

        (D) FORM OF TRANSFERRED ASSETS. ANY PORTION OF A LISTER TRANSFERRED EMPLOYEE'S ACCOUNT BALANCE COMPRISED OF LOAN(S) TO THE LISTER TRANSFERRED EMPLOYEE SHALL BE TRANSFERRED TO THE NEW PLAN IN-KIND. THE REMAINDER OF THE
LISTER TRANSFERRED EMPLOYEE'S ACCOUNT BALANCE SHALL BE TRANSFERRED IN CASH AND/OR IN-KIND AS REQUESTED BY THE ADMINISTRATOR OF THE NEW PLAN BUT SUBJECT TO ANY RESTRICTIONS ON TRANSFERS IN-KIND IMPOSED ON THE PLAN WITH RESPECT TO A GIVEN INVESTMENT."


        IN WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorized officer of the Corporation this 16th day of March, 2004.


                                         COLUMBUS McKINNON CORPORATION


                                         By:    /S/ ROBERT L.MONTGOMERY
                                                ---------------------------

                                         Title: EXECUTIVE VICE PRESIDENT
                                                ---------------------------